                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of ATP Oil & Gas Corporation (the "Company"), do hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that the foregoing Annual Report on Form 10-K of the Company for the year ended December 31, 2002:

   1) fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and
   2) the information contained in such Annual Report on Form 10-K for the year ended December 31, 2002, fairly represents, in all material respects, the financial condition and the results of operations of the Company.

Date: March 31, 2003              By:  /s/ T. Paul Bulmahn
                                       --------------------------------------
                                       T. Paul Bulmahn
                                       Chairman, Chief Executive Officer and
                                       President

Date: March 31, 2003              By:  /s/ Albert L. Reese, Jr.
                                       --------------------------------------
                                       Albert L. Reese, Jr.
                                       Senior Vice President and Chief
                                       Financial Officer